EXHIBIT 23.1

       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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The Board of Directors
The Rouse Company:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading
"Experts" in the prospectus.


                                /s/  KPMG PEAT MARWICK LLP
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                                KPMG PEAT MARWICK LLP

Baltimore, Maryland
January 30, 1997